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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to use in this Registration Statement of Mcglen Internet Group, Inc. on Amendment No. 2 to Form S-4 (No. 333-66750) of our report, dated April 14, 1999, appearing in the proxy statement/prospectus, which is part of this Registration Statement.

We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

/s/ Singer Lewak Greenbaum & Goldstein LLP
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SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
January 31, 2002